UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2023

CHAVANT CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 9th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 745-1086

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001 per share, and three-quarters of one redeemable warrant	CLAYU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	CLAY	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one ordinary share, each at an exercise price of $11.50 per share	CLAYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 6, 2023, Chavant Capital Acquisition Corp. (the “Company” or “Chavant”) issued an unsecured convertible note (the “Promissory Note”) in the aggregate principal amount of up to $300,000 to its sponsor, Chavant Capital Partners LLC (the “Sponsor”). The Promissory Note does not bear any interest, and outstanding loans under the Promissory Note may be converted into private placement warrants (the “New Private Placement Warrants”) at a price of $1.00 per warrant, at the option of the Sponsor, upon the consummation of the Company’s initial business combination, with such New Private Placement Warrants having the same terms as the private placement warrants issued in connection with the Company’s initial public offering (“IPO”). In the aggregate, up to $1,500,000 of the loans under the Promissory Note, together with any loans under other notes that have been issued, or may be issued in the future, to the Sponsor or its affiliates or certain of the Company’s officers and directors to finance the Company’s transaction costs in connection with an initial business combination, may be convertible into the New Private Placement Warrants. The Company issued the Promissory Note in consideration for a loan from the Sponsor to fund the Company’s ongoing working capital requirements and to fund a portion of the amounts that the Company has agreed to deposit (the “Deposit”) into the Company’s trust account established in connection with its IPO (the “Trust Account”) as a result of obtaining shareholder approval of the Extension Amendment Proposal (as defined in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 16, 2022 (the “Proxy Statement”)) and discussed below. Amounts that the Company receives under the Promissory Note that are not used for the Deposit will be used for ongoing working capital and will not be deposited into the Trust Account. Funds will be provided to the Sponsor for purposes of the loan by the Chairman of the board of directors of the Company or an entity affiliated with him. If the Company completes a business combination, it may repay such loaned amounts out of the proceeds of the Trust Account. In the event that a business combination does not close, the Company may use its working capital held outside of the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. Except to the extent converted at the option of the Sponsor into New Private Placement Warrants, the Company must repay the outstanding principal amount at the earlier of (i) five business days after the closing of the initial business combination and (ii) July 31, 2024, which is the maturity date of the Promissory Note.

The foregoing description of the Promissory Note is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Promissory Note is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2023, the Company held an Extraordinary General Meeting of shareholders, to obtain shareholder approval of the extension of the date by which the Company must consummate an initial business combination from January 22, 2023 to July 22, 2023 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment”). The Extension Amendment became effective upon approval of the Company’s shareholders.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 6, 2023, the Company held the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Adjournment Proposal, each as described in the Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

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Holders of 2,713,016 ordinary shares of the Company, representing approximately 91.87% of all of the shares entitled to vote at the Extraordinary General Meeting, were present in person or were represented by valid proxies; therefore, a quorum was present at the Extraordinary General Meeting.

Set forth below are the voting results for the Extension Amendment Proposal:

For	Against	Abstain	Broker Non-Votes
2,694,454	18,562	0	0

Item 7.01.	Regulation FD Disclosure.

In connection with the Extraordinary General Meeting, shareholders holding 96,991 ordinary shares of the Company exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. In connection with the approval of the Extension Amendment, the Company has made an initial Deposit into the Trust Account of $42,802.10 (at a rate of $0.05 per non-redeeming public share per month).

As described in the Proxy Statement, based on the current number of outstanding non-redeeming public shares, after the initial Deposit, the Company expects to continue to deposit $42,802.10 for each subsequent monthly period, or portion thereof, that is needed by the Company to complete a business combination by the Extended Date.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Important Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Mobix Labs, Inc. (“Mobix Labs”) and Chavant pursuant to a business combination agreement, dated as of November 15, 2022, by and among Chavant, Merger Sub and Mobix Labs (the “Proposed Transaction”). Chavant intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary prospectus and proxy statement of Chavant in connection with the Proposed Transaction, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Chavant shareholders as of a record date to be established for voting on the transaction. Chavant also will file other documents regarding the Proposed Transaction with the SEC.

Before making any voting decision, investors and security holders of Chavant are urged to read the Registration Statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Chavant’s solicitation of proxies for its shareholders’ meeting to be held to approve the transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available because they will contain important information about Chavant, Mobix Labs and the Proposed Transaction.

Investors and securityholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Chavant through the website maintained by the SEC at www.sec.gov.

The documents filed by Chavant with the SEC also may be obtained free of charge at Chavant’s website at www.chavantcapital.com or upon written request to: Chavant Capital Acquisition Corp., 445 Park Avenue, 9th Floor New York, NY 10022.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

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Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Form 8-K, including statements regarding the benefits of the Proposed Transaction, the anticipated timing of the completion of the Proposed Transaction, the products offered by Mobix Labs and the markets in which it operates, the expected total addressable markets for the products offered by Mobix Labs, the sufficiency of the net proceeds of the Proposed Transaction and related financing to fund Mobix Labs’ operations and business plan, the advantages of Mobix Labs’ technology, Mobix Labs’ competitive landscape and positioning, the expected benefits from future strategic acquisitions, and Mobix Labs’ growth plans, strategies and projected future results, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Chavant and its management, and Mobix Labs and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

•	the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Chavant’s securities;

•	the risk that the Proposed Transaction may not be completed by Chavant’s deadline for the Proposed Transaction and the potential failure to obtain an extension of the deadline for the Proposed Transaction if sought by Chavant;

•	the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the Business Combination Agreement by the shareholders of Chavant, the satisfaction of the minimum cash amount following redemptions by Chavant’s public shareholders and the receipt of certain governmental and regulatory approvals;

•	the lack of a third party valuation in determining whether or not to pursue the Proposed Transaction;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement;

•	the effect of the announcement or pendency of the Proposed Transaction on Mobix Labs’ business relationships, performance, and business generally;

•	risks that the Proposed Transaction disrupts current plans of Mobix Labs and potential difficulties in Mobix Labs’ employee retention as a result of the Proposed Transaction;

•	the outcome of any legal proceedings that may be instituted against Mobix Labs or against Chavant related to the Business Combination Agreement or the Proposed Transaction;

•	failure to realize the anticipated benefits of the Proposed Transaction;

•	the inability to meet and maintain the listing of Chavant’s securities (or the securities of the post-combination company) on Nasdaq;

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•	the risk that the price of Chavant’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Mobix Labs’ plans to operate, variations in performance across competitors, changes in laws, regulations, technologies including transition to 5G, global supply chain, U.S./China trade or national security tensions, and macro-economic and social environments affecting Mobix Labs’ business and changes in the combined capital structure;

•	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities;

•	the risk that Mobix Labs and its current and future collaborators are unable to successfully develop and market Mobix Labs’ products or solutions, or experience significant delays in doing so;

•	the risk that Mobix Labs may never achieve or sustain profitability;

•	the risk that Mobix Labs will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

•	the risks relating to long sales cycles, concentration of customers, consolidation and vertical integration of customers, and dependence on limited or sole suppliers and channel partners;

•	the risk that Mobix Labs may not be able to consummate planned strategic acquisitions, or fully realize anticipated benefits from past or future acquisitions or investments;

•	the risk that Mobix Labs’ patent applications may not be approved or may take longer than expected, and Mobix Labs may incur substantial costs in enforcing and protecting its intellectual property;

•	inability to complete the PIPE investment in connection with the Proposed Transaction;

•	the risk that the entry into the equity line of credit is subject to the negotiation and execution of a definitive agreement between the parties and the availability of funding under the equity line of credit is subject to certain ownership, pricing and volume limitations; and

•	other risks and uncertainties set forth under “Risk Factors” in the Proxy Statement and in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Chavant’s Annual Report on Form 10-K for the year ended December, 31, 2021, which was filed with the SEC on March 31, 2022 (the “2021 Form 10-K”), and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, as such factors may be updated from time to time in Chavant’s filings with the SEC, the Registration Statement and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Chavant nor Mobix Labs gives any assurance that either Chavant or Mobix Labs or the combined company will achieve its expected results. Neither Chavant nor Mobix Labs undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

Mobix Labs and Chavant and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Chavant’s stockholders with the Proposed Transaction and the other matters set forth in the Registration Statement. Information about Chavant’s directors and executive officers is set forth in Chavant’s filings with the SEC, including Chavant’s 2021 Form 10-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the Proposed Transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated January 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAVANT CAPITAL ACQUISITION CORP.

	By:	/s/ Jiong Ma
	Name:	Jiong Ma
	Title:	Chief Executive Officer

Date: January 12, 2023

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